UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 8, 2012

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Main Street, Suite 400 Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 526-3005

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

            On Thursday, February 9th, 2012, Forward Industries, Inc. (the “Company”) issued a press release announcing its results of operations for its fiscal 2012 first quarter ended December 31, 2011.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

            More complete information relating to results of operations is contained in the Company’s Quarterly Report on Form 10-Q for the fiscal 2012 first quarter ended December 31, 2011, filed with the Securities and Commission on February 9, 2012.

            The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated February 9, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Bylaws

On February 8, 2012, the Board of Directors (the “Board”) of the Company approved certain amendments to the Third Amended and Restated By-laws of the Company (the “Amendments”), which became effective upon their adoption by the Board.  The Amendments: (i) replace the requirement that the annual meeting of shareholders be held within six months after the end of the Company’s fiscal year with the provision that the annual meeting of shareholders shall be held each year on a date designated by the Board, and (ii) remove the requirement that if any by-law regulating an impending election of directors or meeting of shareholders is adopted, amended, or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders the by-law so adopted, amended, or repealed, together with a concise statement of the changes made and the effect or effects thereof.  The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release

3.1	Certificate of Amendment of the Third Amended and Restated By-Laws of Forward Industries, Inc., dated February 8, 2012

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission, for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2012	By:	/s/ Brett M. Johnson
		Name:	Brett M. Johnson
		Title:	Principal Executive Officer

EXHIBIT INDEX

99.1	Press Release

3.1	Certificate of Amendment of the Third Amended and Restated By-Laws of Forward Industries, Inc., dated February 8, 2012